Exhibit 10.2

Execution Version

AMENDMENT NO. 1 TO FINANCING AGREEMENT

AMENDMENT NO. 1 TO FINANCING AGREEMENT, dated as of August 11, 2017 (this "Amendment"), to the Financing Agreement, dated as of December 7, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the "Financing Agreement"), by and among Cherokee Inc., a Delaware corporation (the "Parent" and, together with each other Person that is a domestic Subsidiary of Parent and executes a joinder agreement and becomes a "U.S. Borrower" thereunder, each a "U.S. Borrower" and, collectively, the "U.S. Borrowers"), Irene Acquisition Company B.V., a private company with limited liability incorporated under the laws of the Netherlands, having its statutory seat (statutaire zetel) in Amsterdam, the Netherlands and registered with the Dutch trade register under number 67160921 (the "Dutch Borrower" and, together with the U.S. Borrowers, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a "Guarantor" and, collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and, collectively, the "Lenders"), Cerberus Business Finance, LLC, a Delaware limited liability company ("Cerberus"), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), and Cerberus, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

WHEREAS,  the Loan Parties have requested that the Required Lenders amend certain provisions of the Financing Agreement as more fully set forth herein, and the Required Lenders are willing to amend such provisions of the Financing Agreement on the terms set forth herein;

NOW THEREFORE,  in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Definitions.  All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

2.     Amendments.

(a)      Section 1.01 of the Financing Agreement is hereby amended by:

i.  adding the following defined terms in alphabetical order:

"Amendment No. 1" means that certain Amendment No. 1 to Financing Agreement, dated as of August 11, 2017, by and among the Parent, the Dutch Borrower, the other Loan Parties party thereto, the Agents and the Lenders party thereto.

"Amendment No. 1 Effective Date" means the date on which all conditions precedent set forth in Section 4 of Amendment No. 1 were satisfied in accordance therewith.

"Equity Purchase Agreements" means one or more common stock purchase agreements, each dated as of August 11, 2017, by and between the Parent and the investor party thereto.

ii.  amending and restating clause (b)(ix) of the definition of "Consolidated EBITDA" to read as follows:

"(ix) any net after-tax extraordinary, nonrecurring or unusual gains or losses or income or expense or charges (less all fees and expenses related thereto) related to consolidation costs, restructuring costs, severance and relocation costs, retention, severance and systems establishment costs (and not related to the Hi-Tec Acquisition), not to exceed $750,000 in the aggregate for any such period, provided that with respect to each such charge, (A) such charge must have been incurred within 12 months from the related action or event and (B) the Parent shall have delivered to the Administrative Agent a certificate of an Authorized Officer specifying and quantifying such charge,"

(b)      Section 2.05(c)(iii) is amended by adding at the end of the second parenthetical therein: ", or any Equity Issuance on the Amendment No. 1 Effective Date which issuance was a condition to effectiveness thereof, or Equity Issuances issued pursuant to Section 7.01(q) or issued pursuant to the commitments to purchase additional shares of Common Stock of the Parent made by one or more investors pursuant to the Equity Purchase Agreement".

(c)      Section 7.01 is amended by adding a new clause (q) thereto as follows:

(q)      If  on any date after the Amendment No. 1 Effective Date but on or prior to February 28, 2018 the Borrowers shall either (x) have Availability plus Qualified Cash in an amount less than $3,000,000 or (y) have failed to provide cash balance reports of the Parent and its Subsidiaries within the time period set forth in Section 7.01(a)(vi) evidencing (together with the amount of Availability at such time) Availability plus Qualified Cash in an amount of at least $3,000,000 (the occurrence of either of the foregoing clauses (x) and (y), a "Liquidity Condition"), the Parent shall, no later than 10 Business Days after the delivery of a written request (a "Demand") by the Collateral Agent (provided that on the date of such delivery either Liquidity Condition has occurred and is continuing), issue Equity Interests on terms acceptable to the Agents (which Equity Interests, if such Demand is made on or prior to the February 28, 2018, may be sold and purchased pursuant to the Equity Purchase Agreements) yielding net cash proceeds to the Parent therefrom of no less than the amount requested by the Collateral Agent pursuant to such Demand (provided that (1) such Demand may include amounts necessary to prepay up to the amounts outstanding under the Batra A/R Facility Loan pursuant to Section 7.02(m)(ii)(C) and (2)  the aggregate amount that may be required by such Demands, taken collectively, shall not exceed the amounts described in clause (1) of this proviso plus $4,000,000).  If the Collateral Agent delivers a Demand on or prior to February 28, 2018, the Parent agrees to promptly deliver a written notice to the investors under the Equity Purchase

Agreements to purchase additional shares of Common Stock of the Parent in accordance with the applicable terms of the Equity Purchase Agreements.

(d)      Section 7.02(m)(ii) of the Financing Agreement is amended by amending and restating the proviso to subclause (C) thereof to read as follows:

";  provided that the Batra A/R Facility Loan, notwithstanding that it is Subordinated Indebtedness, may be repaid on or after February 28, 2018 in an aggregate principal amount not to exceed $1,514,645.84 (plus accrued and unpaid interest thereon) (1) with the cash proceeds of the Equity Issuances issued pursuant to the commitments to purchase additional shares of Common Stock of the Parent made by one or more investors pursuant to the Equity Purchase Agreements or (2) otherwise with cash on hand of the Parent, in each case, so long as no Liquidity Condition has occurred and is continuing or would occur after giving effect to such repayment,"

(e)      Section 7.03(a) of the Financing Agreement is amended by amending and restating such Section in its entirety as follows:

Leverage Ratio.  Permit the Leverage Ratio of the Parent and its Subsidiaries, for any period of 4 consecutive fiscal quarters of the Parent and its Subsidiaries for which the last quarter ends on or about a date set forth below to be greater than the ratio set forth opposite such date:

Fiscal Quarter End	Leverage Ratio

July 31, 2017	16.00 to 1.00

October 31, 2017	10.50 to 1.00

February 3, 2018	3.50 to 1.00

April 30, 2018	2.25 to 1.00

July 31, 2018 and thereafter	2.00 to 1.00

(f)      Section 7.03(b) of the Financing Agreement is amended by amending and restating such Section in its entirety as follows:

Fixed Charge Coverage Ratio.  Permit the Fixed Charge Coverage Ratio of the Parent and its Subsidiaries, for any period of 4 consecutive fiscal quarters of the Parent and its Subsidiaries for which the last quarter ends on or about a date set forth below to be less than the ratio set forth opposite such date:

Fiscal Quarter End	Fixed Charge Coverage Ratio

July 31, 2017	0.25 to 1.00

October 31, 2017	0.35 to 1.00

February 3, 2018	1.10 to 1.00

April 30, 2018 and thereafter	1.75 to 1.00

(g)      Section 9.01(c) of the Financing Agreement is amended by adding the phrase "Section 7.01(q)," immediately following the reference to "Section 7.01(o)".

3.     Waiver. Subject to the satisfaction of the conditions set forth in Section 4 and pursuant to Section 12.02 of the Financing Agreement, the Agents and the Lenders hereby waive any Default or Event of Default arising from the Loan Parties failure to comply with the covenants set forth in Section 7.03(a) and 7.03(b) of the Financing Agreement for the periods ending on or about April 28, 2017.

4.     Conditions to Effectiveness.  This Amendment shall become effective on the date upon which the following conditions are satisfied (the first date upon which each such condition is satisfied, the "Amendment Effective Date"):

(a)      receipt by the Collateral Agent of this Amendment, duly executed by the Loan Parties, each Agent and each Required Lender;

(b)      receipt by the Collateral Agent of duly executed copies of one or more common stock purchase agreements (collectively, the "Equity Purchase Agreements"), each dated as of the date hereof, by and between the Parent and the investor party thereto (such investor or investors, collectively, the "Equity Investors") pursuant to which the Equity Investors have provided the Company with commitments until February 28, 2018 to purchase additional shares of Common Stock of the Parent in an aggregate amount of not less than (1) the amount necessary to prepay up to the amounts outstanding under the Batra A/R Facility Loan pursuant to Section 7.02(m)(ii)(C) of the Financing Agreement (as amended by this Amendment) plus (2) $4,000,000 in the event of a Liquidity Condition (as such term is defined in Section 2(b) of this Amendment);

(c)      the Parent shall have received net cash proceeds of no less than $4,000,000 from the issuance of Common Stock of the Parent pursuant to the terms of one or more Equity Purchase Agreements; and

(d)      all fees and expenses required to be paid hereunder and under the Financing Agreement and the other Loan Documents shall have been paid.

5.     Representations and Warranties.  Each of the Loan Parties represents and warrants as follows:

(a)      The execution, delivery and performance by such Loan Party of this Amendment have been duly authorized by all necessary action, and such Loan Party has all requisite power, authority and legal right to execute, deliver and perform this Amendment.

(b)      This Amendment is a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

(c)      The following statements are true and correct after giving effect to this Amendment:  (i) the representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered to any Agent or any Lender pursuant hereto or thereto on or prior to the Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified as to "materiality" or "Material Adverse Effect" or words of similar import in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing or would result from this Agreement becoming effective in accordance with its terms.

6.     Continued Effectiveness of the Financing Agreement and Other Loan Documents.  Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Financing Agreement," the "Agreement," "thereto," "thereof," "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Agents and Lenders, or to grant to the Collateral Agent for the benefit of the Agents and Lenders a security interest in or Lien on, any Collateral as security for the Obligations or Guaranteed Obligations, as the case may be, of any Loan Party from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.  This Amendment does not and shall not affect any of the obligations of any Loan Party, other than as expressly provided herein, including, without limitation, the Borrowers' obligation to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of any other Loan Party under any Loan Document to which it is a party, all of which obligations shall remain in full force and effect.  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

7.     Release.  Each Loan Party hereby acknowledges and agrees that:  (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Loan Parties and their Affiliates under the Financing Agreement and the other Loan Documents that are required to have been performed on or prior to the date hereof.  Notwithstanding the foregoing, the Agents and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents' and the Lenders' rights, interests, security and/or remedies under the Financing Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral. The foregoing release does not release or discharge, or operate to waive performance by, the Agents or the Lenders of their express agreements and obligations stated in the Loan Documents on or after the Amendment Effective Date.

8.     Miscellaneous.

(a)      This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b)      Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)      This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d)      Sections 12.10 and 12.11 of the Financing Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis.

(e)      The terms of this Amendment may be modified, waived or amended only by a writing by all the parties hereto or as otherwise permitted under Section 12.02 of the Financing Agreement.

(f)      The Loan Parties hereby acknowledge and agree that this Amendment constitutes a "Loan Document" under the Financing Agreement.  Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by the Loan Parties under or in connection with this Amendment shall have been incorrect in any material respect when made, or (ii) the Loan Parties shall fail to perform or observe any term, covenant or agreement contained in this Amendment. Nothing contained in this Amendment shall prejudice or otherwise affect the Agent's or any Lender's rights to enforce the provisions contained herein upon the default by any Loan Party in the performance thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS:

CHEROKEE INC., as U.S. Borrower

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Chief Executive Officer

IRENE ACQUISITION COMPANY B.V., as Dutch Borrower

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Director A

By:	/s/ Edward van Wezel
Name: Edward van Wezel
Title: Director B

Amendment No. 1 to Financing Agreement

/s/ Henry Stupp /s/ Henry Stupp
GUARANTORS:

SPELL C. LLC

By: Cherokee Inc., its sole member

	By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Chief Executive Officer

CHEROKEE BRANDS LLC:

By: Cherokee Inc., its sole member

	By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Chief Executive Officer

THREE-SIXTY VISION LLC

By: Cherokee Inc., its sole member

	By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Chief Executive Officer

HAWK 900 BRANDS LLC

By: Cherokee Inc., its sole member

	By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Chief Executive Officer

Amendment No. 1 to Financing Agreement

/s/ Henry Stupp
EDCA LLC

By: Cherokee Inc., its sole member

	By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Chief Executive Officer

FFS HOLDINGS, LLC

By: Cherokee Inc., its sole member

	By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Chief Executive Officer

FLIP FLOP SHOPS FRANCHISE COMPANY, LLC

By: FFS Holdings, LLC, its sole member

By: Cherokee Inc., its sole member

	By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Chief Executive Officer

Amendment No. 1 to Financing Agreement

HI-TEC SPORTS INTERNATIONAL
HOLDINGS B.V.

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Managing Director

HI-TEC SPORTS PUBLIC LIMITED COMPANY

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Director

HI-TEC INTERNATIONAL HOLDINGS B.V.

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Managing Director

HI-TEC SPORTS UK LIMITED

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Director

HI-TEC SPORTS (CANADA) LTD.

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: President

HI-TEC NEDERLAND B.V.

By:	/s/ Henry Stupp
Name: Henry Stupp
Title: Managing Director

Amendment No. 1 to Financing Agreement

ADMINISTRATIVE AGENT AND
COLLATERAL AGENT:

CERBERUS BUSINESS FINANCE, LLC

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Chief Executive Officer

Amendment No. 1 to Financing Agreement

LENDERS:

CERBERUS ASRS FUNDING LLC
By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Vice President

CERBERUS FSBA HOLDINGS LLC

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Vice President

CERBERUS KRS LEVERED LLC

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Vice President

CERBERUS LEVERED LOAN
OPPORTUNITIES FUND III, L.P.
By: Cerberus Levered Opportunities III
GP, LLC
Its: General Partner

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Senior Managing Director

CERBERUS LOAN FUNDING XVI LP
By: Cerberus PSERS GP, LLC
Its: General Partner

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Senior Managing Director

Amendment No. 1 to Financing Agreement

CERBERUS LOAN FUNDING XVIII
L.P.
By: Cerberus LFGP XVIII, LLC
Its: General Partner

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Senior Managing Director

CERBERUS LOAN FUNDING XIX
L.P.
By: Cerberus LFGP XIX, LLC
Its: General Partner

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Senior Managing Director

CERBERUS N-1 FUNDING LLC

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Vice President

CERBERUS ONSHORE LEVERED III
LLC

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Vice President

CERBERUS PNC FUNDING LLC

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Vice President

CERBERUS PSERS LEVERED LLC

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Vice President

Amendment No. 1 to Financing Agreement

CERBERUS PSERS LEVERED LOAN
OPPORTUNITIES FUND, L.P.
By: Cerberus PSERS Levered
Opportunities GP, LLC
Its: General Partner

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: Senior Managing Director

Amendment No. 1 to Financing Agreement